SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 28, 2003
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                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                     0-31080                 68-0434802
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(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)

1500 Soscol Avenue, Napa, California                             94559-3045
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

             (b)  Exhibits

                  99.1 Press release announcing earnings for the quarter and six month period ended June 30, 2003.

Item 12. Results of Operations and Financial Condition

Earnings Release. On July 28, 2003, North Bay Bancorp issued a press release announcing its earnings for the quarter and six month period ended June 30, 2003. A copy of the press release is attached to this Current Report as Exhibit
99.1 and incorporated into this report by reference. 12

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 29, 2003              NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)

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